                                                                    EXHIBIT 10.2



                         Supplemental Agreement No. 20

                                       to

                          Purchase Agreement No. 1405

                                    between

                               The Boeing Company

                                      and

                             SOUTHWEST AIRLINES CO.

                     Relating to Boeing Model 737 Aircraft


            THIS SUPPLEMENTAL AGREEMENT, entered into as of the 29th day of September 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation with its principal office in the City of Dallas, State of Texas, (hereinafter called Buyer);


                              W I T N E S S E T H:


            WHEREAS, the parties hereto entered into that certain Purchase Agreement No. 1405, dated July 23, 1987, relating to the purchase and sale of certain Boeing Model 737 aircraft (the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

            WHEREAS, Buyer has agreed to excercise the option to purchase three
(3) additional Option Aircraft delivering in April 1997 offered pursuant to Letter Agreement No. 1405-6R3;

            NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

            1. Article 1, entitled "Subject Matter of Sale" is deleted in its entirety and replaced by the following new Article 1:

ARTICLE 1.  Subject Matter of Sale.

                        Subject to the provisions of this Agreement, Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing eighteen
(18) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block A and Block B" Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated July 23, 1987 (as described in Exhibit A attached to the Purchase Agreement), twenty-three (23) Boeing Model 737-3H4 Aircraft (hereinafter sometimes referred to as the Block C-1 and Block D-1 Substitute Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. T (which includes CFM International, Inc.






P.A. No. 1405                        S20-1

CFM56-3-B1 engines), dated September 19, 1989 (as described in Exhibit A-1 attached to the Purchase Agreement), seven (7) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block C Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated June 7, 1989, thirty-four (34) Model 737-3H4 aircraft (hereinafter referred to as the "Block E Aircraft" to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. W (which includes CFM International, Inc. CFM56-3-B1 engines) dated May 22, 1992, (as described in Exhibit A-2 attached to the Purchase Agreement), three (3) Model 737-3H4 aircraft (hereinafter referred to as the "Block F Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. X (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 26, 1993, (as described in Exhibit A-3 attached to the Purchase Agreement), twelve (12) Model 737-3H4 aircraft (hereinafter referred to as the "Block G Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-4 attached to the Purchase Agreement), four (4) Model 737-3H4 aircraft (hereinafter referred to as the "Block H Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-5 attached to the Purchase Agreement), five (5) Model 737-3H4 aircraft (hereinafter referred to as the "Block I Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. AA (which includes CFM International, Inc. CFM56-3-B1 engines) dated May 11, 1994 as further described in Exhibit A-6 attached to the Purchase Agreement and three (3) Model 737-3H4 aircraft (hereinafter referred to as the "Block J Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. AC (which includes CFM International,
Inc. CFM56-3-B1 engines) dated June 21, 1995 as further described in Exhibit A-7 attached to the Purchase Agreement and as such Detail Specifications may be modified from time to time in accordance with the terms and conditions of
Article 7 herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and are hereinafter referred to as the "Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer such other things as may be required by this Agreement including data, documents, training and services. All Block A, Block B, Block C, Block C-1 Substitute, Block D-1 Substitute, Block E, Block F, Block G, Block H, Block I and Block J Aircraft are referred to individually and collectively as the "Aircraft" or "AIRCRAFT."

            2. Article 2.1, entitled "Time of Delivery" is deleted in its entirety and replaced by the following new Article 2.1 which adds the Block J Aircraft:

                        2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during the months set forth in the following schedule or such earlier months as mutually agreed between Boeing and Buyer:

            Month and Year
            of Delivery                                     Quantity of Aircraft
            --------------                                  --------------------
                                          Block A
                                          -------

            February 1990                                           One   (1)
            March 1990                                              Two   (2)
            April 1990                                              Two   (2)





P.A. No. 1405                        S20-2

            May 1990                                                One   (1)
            August 1990                                             Two   (2)
            September 1990                                          Two   (2)
            May 1991                                                Two   (2)
            September 1991                                          One   (1)

                                        Block B
                                        -------

            February 1991                                           One   (1)
            May 1991                                                Two   (2)
            September 1991                                          Two   (2)

                                        Block C
                                        -------

            February 1992                                           Three (3)
            May 1992                                                Four  (4)

                                       Block C-1
                                  Substitute Aircraft
                                  -------------------

            June 1992                                               Two   (2)
            July 1992                                               One   (1)
            February 1993                                           Three (3)
            May 1993                                                Four  (4)
            August 1993                                             Two   (2)
            September 1993                                          One   (1)

                                       Block D-1
                                  Substitute Aircraft
                                  -------------------

            February 1994                                           Three  (3)
            May 1994                                                Four   (4)
            September 1994                                          Three  (3)

                                    Block F Aircraft
                                    ----------------

            July 1994                                               Two   (2)
            September 1994                                          One   (1)

                                    Block E Aircraft
                                    ----------------

            November 1994                                           Two   (2)
            March 1995                                              One   (1)
            April 1995                                              Two   (2)
            May 1995                                                Two   (2)
            September 1995                                          Two   (2)
            October 1995                                            Three (3)
            March 1996                                              Two   (2)
            April 1996                                              Three (3)
            May 1996                                                Two   (2)
            July 1996                                               Two   (2)
            August 1996                                             One   (1)
            September 1996                                          Two   (2)
            January 1997                                            Four  (4)





P.A. No. 1405                        S20-3

            June 1997                                               Four  (4)
            August 1997                                             Two   (2)

                                    Block G Aircraft
                                    ----------------

            July 1995                                               Two   (2)
            August 1995                                             Two   (2)
            September 1995                                          Two   (2)
            January 1996                                            Three (3)
            March 1996                                              One   (1)
            June 1996                                               Two   (2)

                                    Block H Aircraft
                                    ----------------

            February 1995                                           Four  (4)

                                    Block I Aircraft
                                    ----------------

            July 1995                                               One   (1)
            October 1995                                            Two   (2)
            November 1995                                           Two   (2)

                                    Block J Aircraft
                                    ----------------

            April 1997                                              Three (3)

            3. Article 3.1, entitled "Basic Price" is deleted in its entirety and replaced by the following new Article 3.1 which adds the Basic Price for the Block J Aircraft:

                        3.1 Basic Price. The basic price of each Aircraft shall be equal to the sum of (i) Twenty Million Five Hundred Seventy-Three Thousand One Hundred Twenty-Six Dollars ($20,573,126) for the Block A and Block B Aircraft, Twenty Million, Six Hundred Three Thousand, Seven Hundred Twenty-Six Dollars ($20,603,726) for the Block C Aircraft, Twenty-Three Million Seven Hundred Forty-One Thousand Eight Hundred Seventy-Six Dollars ($23,741,876) for the Block C-1 Substitute Aircraft, Twenty-Three Million, Eight Hundred Eighty Thousand One Hundred Seventy-Six Dollars ($23,880,176) for the Block D-1 Substitute Aircraft, Twenty-Nine Million Five Hundred Seventy-Three Thousand One Hundred Seventy-Eight Dollars ($29,573,178) for the Block E Aircraft, Thirty Million Three Hundred Three Thousand Six Hundred Seventy-Eight Dollars ($30,303,678) for the Block F Aircraft, Thirty-One Million Six Hundred Twenty-Eight Thousand Eight Hundred Sixty-Six Dollars ($31,628,866) for the Block G Aircraft, Thirty-One Million Six Hundred Twenty One Thousand Seven Hundred Sixty Six Dollars ($31,621,766) for the Block H Aircraft, Thirty-Two Million Sixty-Five Thousand Four Hundred Fifty Eight Dollars ($32,065,458) for the Block I Aircraft and Thirty-Two Million One Hundred Sixteen Thousand Eight Hundred Fifty Eight Dollars ($32,116,858) for the Block J Aircraft and (ii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including
Article 7 (changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.

            5. Article 5.1, entitled "Advance Payment Base Price" is revised by deleting the Advance Payment Base Price for the January, June and August 1997 Block E





P.A. No. 1405
                                     S20-4

Aircraft and inserting new Advance Payment Base Prices due to escalation sharing and inserting after the Block I Aircraft the following:

                                Block E Aircraft
                                ----------------

            "January 1997                                   $35,630,000
            June 1997                                       $35,687,000
            August 1997                                     $35,771,000"

                                Block J Aircraft
                                ----------------

            Month and Year of                        Advance Payment Base
            Scheduled Delivery                       Price per Aircraft
            ------------------                       --------------------
            April 1997                               $35,662,000

            6. Article 5.2, entitled "Advance Payment Schedule" is revised by inserting after the Block I Aircraft the following schedule for the Block J
Aircraft:

                                                             Amount Due per Aircraft
                                                                 Block J Aircraft
Due Date of Payment                                                 April 1997
-------------------                                                 ----------
Deposit                                                              $200,000

Upon execution of                                                      10% (less the
Supplemental                                                                 Deposit)
Agreement No. 20

18 months prior to the                                                  5%
first day of the scheduled
delivery month of the
Aircraft

12 months prior to the first                                            5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                                             5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                                             5%
day of the scheduled delivery
month of the Aircraft

                                                            --------------------------------
                          Total                                        30%

            7. The title and the first sentence in Article 7.3.2 is revised to be written as "The Block E, F, G, H, I and J Aircraft."

            8. A new Exhibit A-7, entitled "Aircraft Configuration - the Block J Aircraft," attached hereto, is incorporated into the Purchase Agreement by this reference.





P.A. No. 1405                        S20-5

            9. Exhibit D-4, entitled "Airframe and Engine Price Adjustment - the Block I Aircraft" is revised in the title of page one by inserting the words "and J".

            10. Letter Agreement No. 1405-6R3 entitled "Option Aircraft" is revised in Article 1, paragraph 1.1, Article 2, paragraph 2.2, Attachment A,
Article 2, paragraph 2.1 and Attachment B, paragraph b, page 2 by deleting reference to the three (3) April 1997 Option Aircraft.

            11.  *

            12.  *

            13.  Boeing and Buyer agree that the provisions of Letter
Agreement No. 6-1162-STE-1363, dated July 23, 1987, shall apply to paragraph 11 and 12 of this Supplemental Agreement.

            The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

            EXECUTED IN DUPLICATE as of the day and year first above written.


THE BOEING COMPANY                      SOUTHWEST AIRLINES CO.



By:     /s/ R. Leo Lyons                By:      /s/ Gary A. Barron
    ----------------------------           --------------------------------


Its:  Attorney-In-Fact                  Its:  Executive Vice President and
     ---------------------------            -------------------------------
                                              Chief Operating Officer
                                            -------------------------------


* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 1405                        S20-6

                                  EXHIBIT A-7

                                       to

                          PURCHASE AGREEMENT NO. 1405

                           Dated _________________

                                    between

                               THE BOEING COMPANY

                                      and

                             SOUTHWEST AIRLINES CO.

                             AIRCRAFT CONFIGURATION

                                BLOCK J AIRCRAFT

                                 MODEL 737-3H4



            The Detail Specification, referred to in Article 1 of the Purchase Agreement, is Boeing Detail Specification D6-76300-2 Revision AC dated June 21, 1995 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Master Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price.





                                     A-7-1

Exhibit A-7
Page 2



2002MP3024                                            N/C
     INSTALL PROGRAM PIN BURNDY BLOCKS
     NON EFIS AIRCRAFT





                                     A-7-2

                         Supplemental Agreement No. 21

                                       to

                          Purchase Agreement No. 1405

                                    between

                               The Boeing Company

                                      and

                             SOUTHWEST AIRLINES CO.

                     Relating to Boeing Model 737 Aircraft


            THIS SUPPLEMENTAL AGREEMENT, entered into as of the 19th day of December, 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation with its principal office in the City of Dallas, State of Texas, (hereinafter called Buyer);


                              W I T N E S S E T H:


            WHEREAS, the parties hereto entered into that certain Purchase Agreement No. 1405, dated July 23, 1987, relating to the purchase and sale of certain Boeing Model 737 aircraft (the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

            WHEREAS, Buyer has agreed to exercise the option to purchase four
(4) additional Option Aircraft delivering in August 1997 (quantity 2) and September 1997 (quantity 2) offered pursuant to Letter Agreement No. 1405-6R3;

            NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

            1. Article 1, entitled "Subject Matter of Sale" is deleted in its entirety and replaced by the following new Article 1:

ARTICLE 1.  Subject Matter of Sale.

                        ARTICLE 1.  Subject Matter of Sale.

                        Subject to the provisions of this Agreement, Boeing shall sell and deliver to Buyer, and Buyer shall purchase from Boeing eighteen
(18) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block A and Block B" Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated July 23, 1987 (as described in Exhibit A attached to the Purchase Agreement), twenty-three (23) Boeing Model 737-3H4 Aircraft (hereinafter sometimes referred to as the Block C-1





P.A. No. 1405
                                    S21-1
and Block D-1 Substitute Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. T (which includes CFM International, Inc. CFM56-3-B1 engines), dated September 19, 1989 (as described in Exhibit A-1 attached to the Purchase Agreement), seven (7) Boeing Model 737-5H4 aircraft (hereinafter sometimes referred to as the "Block C Aircraft) to be manufactured by Boeing in accordance with Boeing Detail Specification D6-38500-3 (which includes CFM International, Inc. CFM56-3-B1 engines), dated June 7, 1989, thirty-four (34) Model 737-3H4 aircraft (hereinafter referred to as the "Block E Aircraft" to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. W (which includes CFM International, Inc. CFM56-3-B1 engines) dated May 22, 1992, (as described in Exhibit A-2 attached to the Purchase Agreement), three (3) Model 737-3H4 aircraft (hereinafter referred to as the "Block F Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. X (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 26, 1993, (as described in Exhibit A-3 attached to the Purchase Agreement), twelve
(12) Model 737-3H4 aircraft (hereinafter referred to as the "Block G Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-4 attached to the Purchase Agreement), four (4) Model 737-3H4 aircraft (hereinafter referred to as the "Block H Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. Z (which includes CFM International, Inc. CFM56-3-B1 engines) dated February 15, 1994 (as further described in Exhibit A-5 attached to the Purchase Agreement), five (5) Model 737-3H4 aircraft (hereinafter referred to as the "Block I Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. AA (which includes CFM International, Inc. CFM56-3-B1 engines) dated May 11, 1994 as further described in Exhibit A-6 attached to the Purchase Agreement, three (3) Model 737-3H4 aircraft (hereinafter referred to as the "Block J Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. AC (which includes CFM International, Inc. CFM56- 3-B1 engines) dated July 21, 1995 as further described in Exhibit A-7 attached to the Purchase Agreement and four (4) Model 737-3H4 aircraft (hereinafter referred to as the "Block K Aircraft") to be manufactured by Boeing in accordance with Boeing Detail Specification D6-76300-2 Rev. AC (which includes CFM International, Inc. CFM56-3-B1 engines) dated July 21, 1995 as further described in Exhibit A-8 attached to the Purchase Agreement and as such Detail Specifications may be modified from time to time in accordance with the terms and conditions of Article 7 herein. Such Detail Specifications as so modified are by this reference incorporated in this Agreement and are hereinafter referred to as the "Detail Specification." In connection with the sale and purchase of the Aircraft, Boeing shall also deliver to Buyer such other things as may be required by this Agreement including data, documents, training and services. All Block A, Block B, Block C, Block C-1 Substitute, Block D-1 Substitute, Block E, Block F, Block G, Block H, Block I, Block J, and Block K Aircraft are referred to individually and collectively as the "Aircraft" or "AIRCRAFT."

            2. Article 2.1, entitled "Time of Delivery" is deleted in its entirety and replaced by the following new Article 2.1 which adds the Block K Aircraft:

                        2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during the months set forth in the following schedule or such earlier months as mutually agreed between Boeing and Buyer:





P.A. No. 1405
                                     S21-2

            Month and Year
            of Delivery                                     Quantity of Aircraft
            --------------                                  --------------------
                                       Block A
                                       -------

            February 1990                                           One  (1)
            March 1990                                              Two  (2)
            April 1990                                              Two  (2)
            May 1990                                                One  (1)
            August 1990                                             Two  (2)
            September 1990                                          Two  (2)
            May 1991                                                Two  (2)
            September 1991                                          One  (1)

                                       Block B
                                       -------

            February 1991                                           One  (1)
            May 1991                                                Two  (2)
            September 1991                                          Two  (2)
                                       Block C
                                       -------

            February 1992                                           Three(3)
            May 1992                                                Four (4)

                                       Block C-1
                                  Substitute Aircraft
                                  -------------------

            June 1992                                               Two  (2)
            July 1992                                               One  (1)
            February 1993                                           Three(3)
            May 1993                                                Four (4)
            August 1993                                             Two  (2)
            September 1993                                          One  (1)

                                       Block D-1
                                  Substitute Aircraft
                                  -------------------

            February 1994                                           Three(3)
            May 1994                                                Four (4)
            September 1994                                          Three(3)

                                   Block F Aircraft
                                   ----------------

            July 1994                                               Two  (2)
            September 1994                                          One  (1)

                                   Block E Aircraft
                                   ----------------

            November 1994                                           Two  (2)
            March 1995                                              One  (1)
            April 1995                                              Two  (2)
            May 1995                                                Two  (2)
            September 1995                                          Two  (2)





P.A. No. 1405
                                     S21-3

            October 1995                                            Three(3)
            March 1996                                              Two  (2)
            April 1996                                              Three(3)
            May 1996                                                Two  (2)
            July 1996                                               Two  (2)
            August 1996                                             One  (1)
            September 1996                                          Two  (2)
            January 1997                                            Four (4)
            June 1997                                               Four (4)
            August 1997                                             Two  (2)

                                   Block G Aircraft
                                   ----------------

            July 1995                                               Two  (2)
            August 1995                                             Two  (2)
            September 1995                                          Two  (2)
            January 1996                                            Three(3)
            March 1996                                              One  (1)
            June 1996                                               Two  (2)

                                    Block H Aircraft
                                    ----------------

            February 1995                                           Four (4)

                                    Block I Aircraft
                                    ----------------

            July 1995                                               One  (1)
            October 1995                                            Two  (2)
            November 1995                                           Two  (2)

                                    Block J Aircraft
                                    ----------------

            April 1997                                              Three(3)

                                    Block K Aircraft
                                    ----------------

            August 1997                                             Two  (2)
            September 1997                                          Two  (2)

            3. Article 3.1, entitled "Basic Price" is deleted in its entirety and replaced by the following new Article 3.1 which adds the Basic Price for the Block K Aircraft:

                        3.1 Basic Price. The basic price of each Aircraft shall be equal to the sum of (i) Twenty Million Five Hundred Seventy-Three Thousand One Hundred Twenty-Six Dollars ($20,573,126) for the Block A and Block B Aircraft, Twenty Million, Six Hundred Three Thousand, Seven Hundred Twenty-Six Dollars ($20,603,726) for the Block C Aircraft, Twenty-Three Million Seven Hundred Forty-One Thousand Eight Hundred Seventy-Six Dollars ($23,741,876) for the Block C-1 Substitute Aircraft, Twenty-Three Million, Eight Hundred Eighty Thousand One Hundred Seventy-Six Dollars ($23,880,176) for the Block D-1 Substitute Aircraft, Twenty-Nine Million Five Hundred Seventy-Three Thousand One Hundred Seventy-Eight Dollars ($29,573,178) for the Block E Aircraft, Thirty Million Three Hundred Three Thousand Six Hundred Seventy-Eight Dollars ($30,303,678) for the Block F Aircraft, Thirty-One Million Six





P.A. No. 1405
                                     S21-4

Hundred Twenty-Eight Thousand Eight Hundred Sixty-Six Dollars ($31,628,866) for the Block G Aircraft, Thirty-One Million Six Hundred Twenty One Thousand Seven Hundred Sixty Six Dollars ($31,621,766) for the Block H Aircraft, Thirty-Two Million Sixty-Five Thousand Four Hundred Fifty Eight Dollars ($32,065,458) for the Block I Aircraft and Thirty-Two Million One Hundred Sixteen Thousand Eight Hundred Fifty Eight Dollars ($32,116,858) for the Block J Aircraft and Thirty-Two Million One Hundred Seventy Nine Thousand Seven Hundred Fifty Eight Dollars ($32,179,758) for the Block K Aircraft and (ii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing.

            4. Article 5.1, entitled "Advance Payment Base Price" is revised by inserting after the Block J Aircraft the following schedule for the Block K Aircraft:

                                    Block K Aircraft
                                    ----------------
            "August 1997                                    $35,865,000
            September 1997                                  $35,913,000

            5. Article 5.2, entitled "Advance Payment Schedule" is revised by inserting after the Block J Aircraft the following schedule for the Block K Aircraft:

                                               Amt Due per A/C               Amt due per A/C
                                               Block K A/C                   Block K A/C
Due Date of Payment                            August 1997                   September 1997
-------------------                            -----------                   --------------
Deposit                                         $130,000                         $200,000

Upon execution of                                 10% (less                         10% (less
Supplemental                                   the Deposit)                      the Deposit)
Agreement No. 21

18 months prior to the                              5%                                5%
first day of the scheduled
delivery month of the
Aircraft

12 months prior to the                              5%                                5%
first day of the scheduled
delivery month of the Aircraft

9 months prior to the                               5%                                5%
first day of the scheduled
delivery month of the Aircraft

6 months prior to the                               5%                                5%
first day of the scheduled
delivery month of the Aircraft

                                                   ------------------------------------
                          Total                    30%                               30%

            6. The title and the first sentence in Article 7.3.2 is revised to be written as "The Block E, F, G, H, I, J and K Aircraft."





P.A. No. 1405
                                     S21-5

            7. A new Exhibit A-8, entitled "Aircraft Configuration - the Block K Aircraft," attached hereto, is incorporated into the Purchase Agreement by this reference.

            8. Exhibit D-4, entitled "Airframe and Engine Price Adjustment - the Block I and J Aircraft" is revised in the title of page one by deleting the word "and" between the letters I and K and inserting "and K" after the letter J and before the word Aircraft.

            9. Letter Agreement No. 1405-6R3 entitled "Option Aircraft" is revised in Article 1, paragraph 1.1, Article 2, paragraph 2.2, Attachment A, Article 2, paragraph 2.1 and Attachment B, paragraph b, page 2 by deleting reference to the two (2) August 1997 and two (2) September 1997 Option Aircraft.

            10.         *

            11.         *

            12. Boeing and Buyer agree that the provisions of Letter Agreement No. 6-1162-STE-1363, dated July 23, 1987, shall apply to paragraph 11 and 12 of this Supplemental Agreement.

            13. It is recognized by the parties that a strike was commenced against Boeing on October 6, 1995 by its principal employee union. It is not presently known whether such strike will have any effect upon Boeing's proposed undertaking set forth herein. The parties agree that any delay in the performance of any obligation of Boeing under this supplemental agreement, as a result of such strike, will be deemed an excusable delay and subject to the excusable delay provisions of the Purchase Agreement.

            The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

            EXECUTED IN DUPLICATE as of the day and year first above written.


THE BOEING COMPANY                      SOUTHWEST AIRLINES CO.


By:  /s/ R. Leo Lyons                   By:  /s/ Gary A. Barron
    -------------------------------          ----------------------------------

Its: Attorney-In-Fact                   Its: Executive Vice President and Chief
    -------------------------------          ----------------------------------
                                             Operating Officer
                                             ----------------------------------




* Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission.





P.A. No. 1405
                                     S21-6

                                  EXHIBIT A-8

                                       to

                          PURCHASE AGREEMENT NO. 1405

                            Dated________________

                                    between

                               THE BOEING COMPANY

                                      and

                             SOUTHWEST AIRLINES CO.

                             AIRCRAFT CONFIGURATION

                                BLOCK K AIRCRAFT

                                 MODEL 737-3H4


            The Detail Specification, referred to in Article 1 of the Purchase Agreement, is Boeing Detail Specification D6-76300-2 Revision AC dated July 21, 1995 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Master Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price.





                                     A-8-1

1110MP3333                                             N/C
EXTERIOR DECORATIVE PAINT REVISION
WHITE IN LIEU OF EXISTING

2002MP3024                                             N/C
INSTALL PROGRAM PIN BURNDY BLOCKS
NON EFIS AIRCRAFT

2524MP3465                                             N/C
INSTALLATION OF TEDLAR/NOMEX PANEL
IN LIEU OF LEATHER

3040MP3047                                             N/C
INSTALL A 4 UNIT WINDOW HEAT CONTROL SYSTEM
OLIN 231-2 IN LIEU OF 1231-1

3040MP3052                                          ($1,800)
INSTALL A BFE WINDOW HEAT CONTROL SYSTEM
WHICH CONTAINS BITE-OLIN 231-3 IN LIEU OF
231-2

3435MP3032                                           $1,400
HUD INSTALLATION REVISION - INCORPORATION
OF INTENT OF FLIGHT DYNAMICS SERVICE BULLETIN

3446MP3147                                              N/C
GPWC REVISION - BANK ANGLE CALLOUT DELETE





                                     A-8-2